BB&T Capital Markets Transportation Conference February 10, 2016 TECHNOLOGIES IN MOTION Exhibit 99.1

STONERIDGE | FORWARD LOOKING STATEMENTS

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight non-material differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

2

The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and information in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, without the prior written consent of Stoneridge, Inc.

Stoneridge

TECHNOLOGIES IN MOTION STONERIDGE OVERVIEW Serving Expanding Markets with Innovative Technologies Demonstrated Organic Growth / Strong Order Book Global Growth with Customers of Choice Leverage of Low Cost Regional Advantages Strong Cash Position for Growth & Acquisitions      3

▪ Sensors : Temperature, Speed, Position, Pressure , Fluid Level, Torque, Particle Matter (Soot) ▪ Evaporative Emission Reduction and Solenoid Control Valves ▪ High Performance Actuators ▪ Driver Information Systems ▪ Telematic Systems ▪ Advanced Modules (ECU) ▪ Power & Switch Modules ▪ Tachograph Systems ▪ Electronic Logging Devices Minda Stoneridge Instruments (JV, India) ▪ Electronics ▪ Control Devices STONERIDGE ELECTRONICS STONERIDGE CONTROL DEVICES ▪ Electronic Modules ▪ Telematics ▪ Track & Trace ▪ Safety & Security ▪ Alarm & Remote Access ▪ Audio PST ELETRÔNICA (JV, BRAZIL) STONERIDGE INC . (NYSE: SRI ) STONERIDGE OVERVIEW GLOBAL FOOTPRINT 13 Manufacturing Sites 20 Engineering & Technical Support Centers 4

STONERIDGE | BUSINESS OVERVIEW

Stoneridge designs and manufactures highly engineered sensing, communication, and control technologies to satisfy the global vehicle market needs for lower emissions, improved fuel economy, safety, security and information.


ELECTRONICS
INTELLIGENCE
EMISSIONS
SAFETY & SECURITY
FUEL ECONOMY
COMMUNICATIONS

2014 Year End Results

SERVED MARKETS


37%
36%
69%
EUROPE
31%
NA
21%
6%
PassCar Lt Truck
Comm'l Vehicle
PST
Ag / Other

REGIONS


50%
21%
29%
North America
South America
Europe / Asia

BUSINESS SEGMENTS


47%
32%
21%
Control Devices
Electronics
PST

5

NOTE: Does not include revenue from India JV

Stoneridge

STONERIDGE OVERVIEW 2014 Revenue $ 661 M ; CAGR 15% [2010 - 2014] 2014 EBITDA $52 M; 8% to Sales POSITIVE FINANCIAL RESULTS Engineering & Capital Investment 10% of 2014 Sales Organic Growth $179M Net New Business [2016 – 2020] Emerging Market Growth 18% CAGR Expected [2015 – 2020] INVESTMENT IN GROWTH Refi & Credit Agreement Benefit Upsized to $300 million revolving credit facility Includes approx. $12M in interest savings 2014 vs 2015 2014 Production from Low Cost Centers 48%* *Includes revenue from unconsolidated Indian JV $643 - $652 6.5% - 9.0% to Sales 2015 Guidance 6 Expansion in Low Cost Centers drives better financial returns 2015 Sales affected by approximately $69 million in unfavorable FX translation

STONERIDGE MARKET UPDATE 7

11% 8% 6% 5% 5% 5% 4% 3% 3% 2% 15% 10% 7% 16% STONERIDGE CUSTOMERS FORD SCANIA DAIMLER / FREIGHTLINGER GM TRACK & TRACE SERVICES (PST) AFTERMARKET, TIER 1’s & OTHER OEM NAVISTAR VOLVO MAN AMERICAN AXLE PST: OTHER PRODUCTS 2014 Revenue (excludes Wiring) CUSTOMERS OF CHOICE FIAT CHRYSLER 8

4Q15 2014 2015 2016 North America Med Duty # 227.2 241.3 217.6% Δ 6.2% (9.8)% Heavy Duty # 297.5 326.9 250.6% Δ 9.9% (23.3)% Total # 524.6 568.2 468.2% Δ 8.3% (17.6)% Europe Med Duty # 70.5 73.2 76.0% Δ 3.8% 3.8% Heavy Duty # 296.6 344.0 341.5% Δ 16.0% (0.7)% Total # 367.1 417.2 417.5% Δ 13.6% 0.1% Dec 15 millions 2014 2015 2016 CAGR 14 - 16 North America 17.0 17.5 18.2 3.5% China 23.0 23.7 24.9 4.0% South America 3.8 3.0 2.9 (12.6)% ▪ China represents the greatest growth region however China growth projections have softened ▪ Brazil is down 9% in 2016 and remains flat through 2018 STONERIDGE GLOBAL PRODUCTION 9 Passenger Car / Light Truck Market Medium Duty / Heavy Duty

STONERIDGE DIVERSIFIED VEHICLE MARKETS Source: Dec 2015 IHS; Dec 2015 LMCA, Company Data (2015) 2015 2016 2017 2018 2019 2020 10

STONERIDGE MARKET SEGMENTS DRIVE GROWTH INTELLIGENCE 8% CAGR SAFETY & SECURITY 7% CAGR EMISSIONS 16% CAGR FUEL ECONOMY 5% CAGR ELECTRONICS COMMUNICATIONS We are focused on growth markets Stoneridge Sales Growth 2015 E 2016 2017 2018 2019 2020 SOURCE: Dec 2014 IHS; Oct 2014 Markets & Markets, LMCA, ACT Research Company Data 11

INTELLIGENCE SAFETY & SECURITY EMISSIONS FUEL ECONOMY ELECTRONICS COMMUNICATIONS Instrumentation ECU Power Modules Door Modules Tachograph Electronic Logging Devices Infotainment Seat Track Position Speed Trailer Tow Alarms Parking Assist Telematics Track & Trace Mirror Replacement High Temperature Low Temperature Soot / Particle Matter Canister Vent Solenoid Fluid Level Flow Urea Shift By Wire Front Axle Disconnect Cylinder Head Temperature Turbo Actuators Low Temperature Pressure Mirror Replacement SOURCE: IHS, Markets & Markets, LMCA, ACT Research Company Data STONERIDGE MARKET SEGMENTS DRIVE GROWTH With growth products & technologies 12

2015 2020 North America Europe South America Asia/Pacific Includes JV STONERIDGE GLOBAL ORGANIC SALES – Estimated Regional Growth Rates 2019 13

Strong New Business Awards 2016 2017 2018 2019 2020 $ NNB 13% - 17% Expect approximately $109 M in Net New Business in 2016 - 2017 Expect $ 179M in Net New Business [ 2016 – 2020] ▪ 2015 Net New Business of approximately $33.0 million beat our expectations by approximately $13.0 million ▪ Implies Net New Business growth CAGR of 6.9% for 2015 – 2020 ▪ Product Life Cycle Growth Continues to be Robust ▪ Projects in R&D, Design, & Marketing will fill in 2018 to 2020 Revenue ▪ Significant Increases in 2016 / 2017 are Main Focus for Net New Business in Current Projection 44% - 48% STONERIDGE NET NEW BUSINESS [Excludes PST] 4% - 8% 10% - 14% 19% - 23% 14

15 STONERIDGE STRATEGIC ROADMAP / EXPECTED OUTCOME Strengthen The Foundation Expand From The Core Add Strategic Technologies  World Class Operating Metrics & Processes  Strategic Supply Chain Excellence  Regional Manufacturing Excellence  Business Balance – Market, Customer, Region  Market Balance  Regional Balance  Systems Balance  Strategic Product & Capability Development  Leverage Core Capabilities into Higher Value Syst .  Pipeline of Strategic Technology Targets  License & Packaging of Strategic Technologies (Alliances )  Acquisition of Strategic Technology  New Vehicle Markets  Non - Vehicle Markets  New Channels  New Value Propositions Expand Served Markets PEOPLE Build Global Business Capability and Capacity Sustainable Profitable Growth to Deliver Shareholder Value

STONERIDGE KEY TAKEAWAY POINTS FOR 2016 16 16 Sales Growth Faster than the Market Balanced Exposure ► N.A. Passenger Car European & N.A. Truck ► Asia South America Addressing Brazil’s economic situation ► Adjusting cost structure to match demand plan ► Focus on growth areas – Track & Trace Setting a solid foundation ► Strategic planning for our long term future ► New product development in the right segments ► Operations and supply chain excellence ► Talent Management – critical for success Execution ► Launching Shift - by - Wire well ► Operational improvements ► Restructuring where appropriate / needed to preserve profitability & cash flow

STONERIDGE CONTROL DEVICES 17

$0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 Revenue ($000) Organizing Theme ▪ Core Competency – Control Devices “Enables Vehicle Performance” by providing sensing & control technology to customers ▪ Market - Control Devices strives to serve the global ground transportation market with regional manufacturing sites in North America, Europe, and Asia ▪ Application Segment - Control Devices primarily serves the Emissions/Fuel Economy segment of the market, predominantly focusing on the engine/powertrain application area of the vehicle ▪ Products - Control Devices designs, develops, and manufactures sensing & control technology that can be leveraged globally ▪ Customers - Control Devices serves major customers in each region of the world, working to diversify and develop key customers with annual revenue >$10M Strengthening the Foundation for Growth ▪ Accelerated momentum of 2010 & 2011 ▪ Strong income conversion on increased revenue ▪ Material cost reductions & customer pricing recovery driving performance ▪ Record New Business Closure Vision: To be leading sensing & control company providing emissions/ fuel efficiency and safety solutions on a global basis Restructured business in advance of economic downturn STONERIDGE CONTROL DEVICES 18

INTELLIGENCE 8% CAGR SAFETY & SECURITY 7% CAGR EMISSIONS 16% CAGR FUEL ECONOMY 5% CAGR ELECTRONICS COMMUNICATIONS We are focused on growth markets Stoneridge Sales Growth 2015 E 2016 2017 2018 2019 2020 SOURCE: IHS, Markets & Markets, LMCA, ACT Research Company Data Control Devices Targeting Emissions/Fuel Economy & Safety Segments STONERIDGE MARKET SEGMENTS DRIVE GROWTH 19

▪ SHIFT - BY - WIRE ▪ POWER TAKE - OFF UNIT ▪ FRONT AXLE DISCONNECT ▪ TURBO CHARGER ACTUATOR ▪ FLUID LEVEL ▪ PRESSURE ▪ INTERIOR ▪ EXTERIOR ▪ HIDDEN SWITCHES ▪ CANISTER VENT SOLENOID (CVS) ▪ CVS GEN2 ▪ FUEL TANK ISOLATION VALVE (FTIV) ▪ 3 - PORT CVS SOLENOID VALVES SENSING CONTROL COMMUNICATION STONERIDGE CONTROL DEVICES 20 ELECTRONIC ACTUATORS SENSORS ▪ TEMPERATURE ▪ SPEED ▪ POSITION ▪ TORQUE ▪ SOOT ▪ NOX SOLENOID VALVES

                          Control Devices Has Been Leveraging SRI LCC Manufacturing Sites STONERIDGE GLOBAL REACH 21

STONERIDGE SHIFT BY WIRE 1Q16 2Q16 3Q16 4Q16 18% 22% 29% 31% ▪ Launch going as planned in Canton, MA & Juarez, Mexico ▪ All customer commitments & internal objectives met ▪ Cadence of incremental sales dollars from Shift by Wire in 2016 22

STONERIDGE ELECTRONICS 23

CORE GLOBAL MARKETS FOR STONERDIGE ELECTRONICS Off - Road & Construction Light to Heavy Trucks & Buses Agriculture & Material Handling Stoneridge is a long term supplier with a global footprint to the leading OEMs STONERIDGE FOCUS MARKETS 24

STONERIDGE WHY WE WIN ▪ Very strong customer relationships ▪ T rusted long lasting strategic partner to leading Commercial and Industrial Vehicle manufacturers ▪ Core competency in vehicle electrical architectures ▪ Unique solutions tailored to commercial vehicles needs ▪ Fast and flexible supplier ▪ Global product platforms to develop cost efficient, flexible and high performing products ▪ Global manufacturing and engineering footprint ▪ Capability to support customers worldwide 25

SAFETY AND SECURITY FUEL ECONOMY DRIVER INTERACTION ▪ Alarms ▪ Telematics ▪ Tracking ▪ Vision & Safety ▪ Tachographs & ELDs ▪ Instrumentation ▪ ECU ▪ Power Modules ▪ Door Modules ▪ Infotainment ▪ Alarms ▪ Telematics ▪ Tracking ▪ Vision & Safety ▪ Tachographs & ELDs STONERIDGE MARKET SEGMENTS DRIVE GROWTH 26

Trends And Market Drivers ▪ Increasing focus and global spread of the regulations governing operator/driver safety notably with regards to driver fatigue ▪ Regulations require tracking and managing vehicle and operator performance ▪ Growing trend in Active safety systems including Drowsiness & Distraction prevention Stoneridge Adding Value ▪ Intelligent vision solutions recognition enhancing visibility around vehicle and reducing risk of accidents ▪ Telematics solutions and Tachographs/Electronic Logging Devices providing secure user friendly tools for managing drivers hours ▪ Customized tracking, alarm and remote locking systems STONERIDGE SAFETY & SECURITY 27

Mirror R eplacement System for Trucks ▪ Lower fuel consumption and enhanced safety ▪ Elimination of traditional blind spots behind the mirrors ▪ Support object recognition and advanced driver a ssistance features ▪ Very high quality self - cleaning cameras ▪ High resolution high brightness displays ▪ Night vision possibility STONERIDGE MIRROR EYE ™ 28

Trends And Market Drivers ▪ Fuel efficiency and low emissions continue to grow in importance and both drive need of enhanced sophistication and control in the vehicle electrical systems ▪ Focus areas are improving vehicle performance as well as the efficient utilization of the vehicles ▪ This leads to increasing demand for delivery of vehicle management, transport management , driver management, linking vehicles and enterprise IT systems Stoneridge Adding Value ▪ Intelligent telematics systems enable both improved vehicle performance through eco cruise control as well as means for driver training and efficient route planning ▪ The Stoneridge Mirror Replacement System (MirrorEye) significantly reduces aero dynamic drag and improves fuel economy whilst improving safety STONERIDGE FUEL ECONOMY 29

Trend And Market Drivers ▪ Higher general demand for real time information for the drivers as well as from the OEMs ▪ Information management (the right info at the right time) and connectivity ▪ Driver comfort is highly prioritized e.g. infotainment and media content Stoneridge Adding Value ▪ Flexible, scalable platform solutions supporting multiple levels of functionality needed over life time of vehicle ▪ Expert knowledge in providing secure real time connectivity solutions for vehicles merging real - time and user interface needs ▪ HMI design to support driver access to relevant information whilst avoiding distraction STONERIDGE DRIVER INTERACTION 30

STONERIDGE PST 31

STONERIDGE BRAZILIAN OVERVIEW Economic and Automotive Scenario 32 Source : Economic - Brazil Central Bank (Focus – Jan, 28 2016 – Median / Aggregate ) ECONOMIC SCENARIO (Base January, 2016) (3.7) (3.0) 0.8 2015 2016 2017 10.7 7.2 5.7 2015 2016 2017 14.3 14.6 12.8 2015 2016 2017 3.90 4.30 4.40 2015 2016 2017 GDP % Inflation % Interbanking Rate % Exchange Rate (R$)

USD / BRL 392.2 BRL 350.7 BRL 385.3 BRL 329.2 BRL 323.2 BRL 2011 2012 2013 2014 2015 ACTUAL LTM LC USD/BRL RATE Δ 2015 = Actuals thru Sep  LTM thru 09/30/15 * 2015 Full Year Average Rate 3.3313 USD / BRL PST not consolidated until 2012 234.2 USD 180.4 USD 178.5 USD 139.8 USD 109.8 USD 2011 2012 2013 2014 2015 ACTUAL LTM USD STONERIDGE PST SALES – USD & LOCAL CURRENCY (10.6)% 9.9% (14.6)% (1.8)% (23.0)% (1.0)% (21.7)% (21.4)% Sales [millions] Yr over Yr % Δ Historical Summary 33 33 16.7% 10.7% 37.9% 9.1% *

USD / BRL 14.7 BRL (9.2) BRL 11.7 BRL (28.0) BRL (21.9) BRL 2011 2012 2013 2014 2015 ACTUAL LTM LC 8.8 USD (5.0) USD 5.4 USD (15.4) USD (12.5) USD 2011 2012 2013 2014 2015 ACTUAL LTM USD STONERIDGE PST IBT – USD & LOCAL CURRENCY USD/BRL RATE Δ 16.7% 10.7% 9.1% 37.9% Income Before Taxes [millions  Adj for GW] Yr over Yr % Δ 2015 = Actuals thru Sep  LTM thru 09/30/15 * 2015 Full Year Average Rate 3.3313 USD / BRL PST not consolidated until 2012 34 34 *

STONERIDGE PST ACTIONS TAKEN Pricing Actions ▪ Redesigned entire audio line for reduced cost ▪ Continued focus on Track & Trace Cost Reductions ▪ Size cost structure to match demand forecast ▪ Production Direct Labor / Indirect Labor in 2 nd Quarter & July 2015 Cash Generation ▪ Reduced inventory by 26.1 million BRL [21.0%] by Dec 31, 2015 from Jun 30, 2015 ▪ Accounts payable – target increasing DPO from 40 to 50 days ▪ Reduced debt 19.3 million BRL [21.0%] by Dec 31, 2015 from Sep 30, 2015 35 March 2015 Ź AM Channel Audio Products prices raised 11.3% April 2015 Ź OEM Audio Line prices increases by 10.0%, OES/Dealer Channel Prices increased 15.0% August 2015 Ź Renegotiated (OEM) audio pricing 35

STONERIDGE PST 2016 KEY INITIATIVES ▪ Size the Business aiming for higher Operating Income Support to help develop a specific operating program Put in place an additional restructuring plan for 1 st Qtr 2016 ▪ Mitigate Impacts of Currency Devaluation Average price increase of 6.0% after April 2016 Target of 4.0% Raw Material Cost Reduction ▪ Keep the Focus on Indebtedness Reduction 36 36

STONERIDGE PST SUMMARY 37 37 Monitoring the marketing conditions in order to offset head winds and act in advance to mitigate possible negative impacts Economic scenario expected to worsen in 2016 compared to 2015 Another round of price increases needed in order to maintain the Gross Margin Cost structure reduction in order to recover the company’s profitability Protection of the cash position by: • Inventory reduction • Indebtedness reduction

STONERIDGE COST ACTIONS TAKEN TO IMPROVE FINANCIAL OUTLOOK • Manufacturing productivity / efficiency actions • PST Restructuring in January 2016 • Electronics Restructuring – North America & Europe 38 February 10, 2016

STONERIDGE 2016 MANUFACTURING OBJECTIVES & PRIORITIES ▪ Insure new product launches meet all targets ▪ Canton Ford & GM SBW ▪ Lexington Soot Sensor ▪ Juarez Ford SBW and EGT ▪ Prepare the Juarez Plant for significant growth in revenue and complexity ▪ Develop talent and depth of critical plant leadership positions 39 39

STONERIDGE 2016 MANUFACTURING PRODUCTIVITY / EFFICIENCY ACTIONS ▪ Drive Productivity Improvements ▪ Plants objective established to absorb all wage (and unit volume) increases and reduce DL cost year over year ▪ Improve Asset Utilization In Targeted Plants & Processes ▪ Global SMT Efficiency and Quality Initiative  6 Locations ▪ Transfer production to LLC plants to optimize cost & capacity utilization 40 40 Improved Productivity Reduced number of old lines Established common practices From To Production Lexington Suzhou EGRT [low temp] Canton Juarez Rotary Position Sensor & Aftermarket processing business Lexington Juarez EGT Gen II & EGT Gen I

STONERIDGE 2016 RESTRUCTURING Focus on Cost to Offset Negative Market Conditions 41 ▪ PST : Cost Actions taken in January to address Declining Market ▪ Production related reduction of 67 positions due to continued drop in volume ▪ Streamlined support structure reducing supply chain & process management roles by 20 positions ▪ New software allows for cost center staff reduction by 41 positions ▪ Lower volume allows for lower G&A staff by 9 positions ▪ Expect PST to be profitable 2016; 1H16 impacted by restructuring costs, 2H16 Operating Margin to approach 7.0% (excluding purchase accounting) ▪ North America : Commercial [Class 8] a nticipated volume reduction mitigated by cost actions ▪ Reduced SG&A and D&D expense ▪ Adjusted salary plan due to lower volume ▪ Other Overhead Cost reductions ▪ Europe : Cost reductions by streamlining organizational structure ▪ Merge product management and D&D into product development ▪ Product Development structured around ▪ Driver Information, ECU’s & Tachographs, Power Modules ▪ Reduced 8 positions in Sweden 4Q15, additional 15 positions in 1Q16 ▪ Payback estimated at 10 months 41

STONERIDGE FINANCIALS 42

STONERIDGE IMPROVING FINANCIAL PERFORMANCE ▪ Top Line Growth – Control Devices [8.4%], Europe Electronics [0.9%] ▪ 2015 estimated Sales down 2% affected by approximately $69 million unfavorable FX translation ▪ Electronic estimated Sales actually up 15% on constant currency basis ▪ Managing PST even in tough market ▪ Right sizing cost to match demand forecast ▪ Quality of Earnings Improving ▪ Control Devices & Electronics [10.0 % Operating Income through 3Q15 excluding corporate expenses] ▪ PST – loss in 1 st half – profitable in 3 rd Qtr. excluding PPA ▪ Cash Flow – Target 3 % to 4% of Net Sales 2015 Summary 2016 Outlook ▪ Top Line Sales Growth Driven by Net New Business ▪ Largest organic growth in last 10 years driven by Shift by Wire ▪ Margin Uplift with Shift by Wire Sales Growth ▪ Leverage existing SRI cost structure ▪ Free Cash Flow Increase Substantial ▪ Priorities for Use of Cash ▪ Invest in Organic Initiatives ▪ Bolt On Acquisitions 43 43

STONERIDGE IMPROVING FINANCIAL METRICS 1Q15 2Q15 3Q15 3Q Net Sales YTD USD [millions] Actual Actual Actual Actual Control Devices / Electronics / Corp 142.0 149.1 144.8 435.8 PST 26.5 23.0 24.3 73.9 Eliminations (5.7) (6.8) (7.0) (19.5) Consolidated 162.8 165.3 162.1 490.2 Operating Income Control Devices / Electronics / Corp 8.0 10.0 9.6 27.6 PST (2.6) (2.6) (0.6) (5.9) Eliminations 0.0 (0.0) 0.0 0.0 Consolidated 5.4 7.4 8.9 21.7 Operating Margin Control Devices / Electronics / Corp 5.6% 6.7% 6.6% 6.3% PST (10.0)% (11.3)% (2.6)% (8.0)% Consolidated 3.3% 4.5% 5.5% 4.4% Profitability Improvement Balance Sheet Continues to Improve » Interest Expense significantly improved  down $10.4 million 2015 YTD versus 2014 YTD » Effective Tax Rate improved with increase in North American Profitability 1Q15 excludes the impact of $2.23 million for Non - Cash Restricted Stock for Retirement, 2015 = Actuals thru Sep 44 44

STONERIDGE OTHER FINANCIALS 45 DEBT LEVERAGE 4.1x 2.8x 2.5x 2.4x 2.3x 2012 2013 2014 3Q15 4Q15 E $100 $100 $175 $200 Previous Structure Current Structure ABL Bonds Revolving Credit CAPITAL STRUCTURE New Revolving Credit Agreement saves approximately $12 million in Interest Expense Oct 1, 14 refinanced $175 mm 9.5% High Yld Bonds with $300 mm Revolving Credit Facility Debt Leverage: Continuing Operations excluding PST PPA Drawn of open capacity HY Bonds Undrawn ABL 45 2015 : Adjusted to exclude GW & Non - Cash Restricted Stock for CEO Retirement 2014 : Adjusted to exclude GW & Debt Extinguishment

2.4x 1.6x 2015 LTM 2016 ACTUAL ESTIMATE Leverage Leverage = Total Debt / LTM EBITDA 7.8x 11.4x 2015 LTM 2016 ACTUAL ESTIMATE Interest Coverage = LTM EBITDA / Interest Expense 55.2% 42.1% 3Q15 2016 ACTUAL ESTIMATE 29.3 81.5 3Q15 2016 ACTUAL ESTIMATE 1Q15 excludes the impact of $2.23 million for Non - Cash Restricted Stock for Retirement, 2015 = Actuals thru Sep  LTM thru 09/30/15 [millions in USD] STONERIDGE PROFORMA CREDIT / CASH METRICS [Incl. PST] Leverage Debt / [ Debt + Equity ] Interest Coverage Cash 46 46

STONERIDGE 2015 GUIDANCE 47 2015 Guidance Updated on 11/03/15 SALES $642.2 - $652.2 GROSS MARGIN 27.4% - 27.7% OP MARGIN 4.4% - 4.5% * EPS $0.86 - $0.93 ** Excludes the impact of: * 1Q15 Non - Cash CEO Retirement Expense $2.2 million ** 1Q15 Non - Cash CEO Retirement Expense $0.08 / Diluted Share FX RATES 2015 Guidance USD / BRL 3.50 USD / MXN 16.20 EUR / USD 1.11 USD / SEK 8.50 47

TECHNOLOGIES IN MOTION STONERIDGE SUMMARY Serving Expanding Markets with Innovative Technologies  Demonstrated Organic Growth / Strong Order Book  Global Growth with Customers of Choice  Leverage of Low Cost Regional Advantages  Largest Organic Sales uplift in Company history for 2016 of approximately $82 million  Net New Business from 2016 - 2020 has increased to $179 million which implies CAGR of 6.9%  Cost alignment being implemented in N.A. Electronics , European engineering, PST and manufacturing operations for continuous improvement in our cost structure  Strong 2015 Cash Flow lowering our estimated Debt Leverage / LTM EBITDA to estimated 2.3x at year end  Strong Cash position for organic growth & acquisitions – cash @ 12/31/15 approximately $54 million  Primarily Sales of Shift by Wire Shift by Wire launch proceeding as planned 48 48

STONERIDGE KEY TAKEAWAY POINTS FOR 2016 49 49 Sales Growth Faster than the Market Balanced Exposure ► N.A. Passenger Car European & N.A. Truck ► Asia South America Addressing Brazil’s economic situation ► Adjusting cost structure to match demand plan ► Focus on growth areas – Track & Trace Setting a solid foundation ► Strategic planning for our long term future ► New product development in the right segments ► Operations and supply chain excellence ► Talent Management – critical for success Execution ► Launching Shift - by - Wire well ► Operational improvements ► Restructuring where appropriate / needed to preserve profitability & cash flow

STONERIDGE 50 50

Markets Customers Products Regions Pick Winners PST 51 The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and inf ormation in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, without the prior written consent of Stoneridge, Inc. VEHICLE INTERFACE DRIVER INTERFACE INFORMATION PROCESSING SENSING CONTROL COMMUNICATION INTEGRATED SOLUTIONS POWERED BY ELECTRONICS & SOFTWARE Core Capabilities & Competencies Market & Competitive Intelligence Focused Strategic Direction Aligned Organization Talented People Innovation STONERIDGE UNLOCKING THE POTENTIAL

52 2014 2015 2016 2017 2018 2019 MEDIUM / HD CAR / LT TRUCK The information in this document belongs to Stoneridge, Inc. or its subsidiaries and may be confidential. This document and inf ormation in it may not be copied, reproduced, revealed or appropriated, either in whole or in part, without the prior written consent of Stoneridge, Inc. ASP: $80 ASP: $150 ASP: $1 - 3 ASP: $1000 STONERIDGE INCREASING CONTENT PER VEHICLE